UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 11, 2024
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
590 Plant Road Dresden, New York 14441
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On July 11, 2024, Greenidge Generation Holdings Inc. (the “Company”) issued a press release announcing certain operational updates of the Company, including, among other things, (i) the deployment of 2,400 additional bitcoin miners from its existing fleet at the Company's newest mining site located in Mississippi, (ii) its plans to expand the Mississippi site's power access to at least 25 MW in the next 12 months and (iii) the launch of the Company's proprietary Greenidge Pod X crypto mining infrastructure solution. With the recent enhancements to the Mississippi site, the Company's footprint represents four active bitcoin mining sites with 122 MW of current total power capacity. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to the Company’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as statements about or relating to or otherwise affected by: the Company’s ability to continue as a going concern for a reasonable period of time; the Company’s ability to successfully maintain its power and hosting arrangements on acceptable terms; fluctuations and volatility in the price of bitcoin and other cryptocurrencies; any failure by the Company to obtain acceptable financing with regard to its growth strategies or operations; the ability to negotiate or execute definitive documentation with respect to potential expansion sites on terms and conditions that are acceptable to the Company; changes in applicable laws, regulations, or permits relating to power generation, environmental laws, cryptocurrency usage and/or cryptocurrency mining; loss of public confidence in, or use cases of, bitcoin and other cryptocurrencies; the potential of cryptocurrency market manipulation; the economics of hosting cryptocurrency miners, including as to variables or factors affecting the cost, efficiency and profitability of the Company’s hosting arrangements; the availability, delivery schedule, and cost of equipment necessary to maintain and grow the Company’s business and operations; and the ability to expand successfully to other facilities, effectively integrate and manage acquired businesses or assets, mine other cryptocurrencies, or otherwise expand the Company’s business. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Company. All forward-looking statements speak only as of the date of this report, and, unless otherwise required by applicable law, the Company assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: July 11, 2024